UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report:

(Date of earliest event reported)

October 2, 2014

UNITED CANNABIS CORPORATION
(Exact name of registrant as specified in charter)

Colorado
(State or other Jurisdiction of Incorporation or Organization)

000-54582	Suite 200-883 9249 South Broadway Highlands Ranch, CO 80129	26-1391338
(Commission File Number)	(Address of Principal Executive Offices and Zip Code)	(IRS Employer Identification Number)

(303) 904-9296
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01  REGULATION FD DISCLOSURE.

On October 2, 2014, the Company issued a press release entitled “United Cannabis Corporation Announces Venture With Jamaica-Based Cannabinoid Research & Development Company Limited.”

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(a)

Financial Statements of Businesses Acquired

Not Applicable.

(b)

Pro Forma Financial Information

Not Applicable.

(c)

Shell Company Transactions

Not Applicable.

(d)

Exhibits.

Exhibit Number	Description

99.1	Press Release entitled “United Cannabis Corporation Announces Venture With Jamaica-Based Cannabinoid Research & Development Company Limited” (dated October 2, 2014)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED CANNABIS CORPORATION

Date:  October 2, 2014

By: /s/ Chad Ruby

Chad Ruby

Chief Operating Officer